Exhibit 99.15

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                    May, 1998
           Series 1998-6B, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      250,572.20
                                                                 ---------------
        (b)    Interest                                       $    2,017,714.39
                                                                 ---------------
        (c)    Total                                          $    2,268,286.59
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      216,605.99
                                                                 ---------------
        (b)    Interest                                       $    1,740,979.49
                                                                 ---------------
        (c)    Total                                          $    1,957,585.48
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       33,966.21
                                                                 ---------------
        (b)    Interest                                       $      276,734.90
                                                                 ---------------
        (c)    Total                                          $      310,701.11
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $       65,745.81
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $      543,556.43
                                                                 ---------------
        (b)    Interest                                       $        3,384.31
                                                                 ---------------
        (c)    Total                                          $      546,940.74
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  324,178,339.96
                                                                 ---------------

13.     Available Funds:                                      $    2,687,248.50
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                          $                     0.00
                                                        ------------------------

17.      Compensating Interest Payment:              $                   372.53
                                                        ------------------------

18.      Total interest payments:                    $             1,827,374.06
                                                        ------------------------

19. Interest
              Accrued      Unpaid Class
            Certificate      Interest       Interest
Class        Interest       Shortfalls       Payable          Pay-out Rate
-----        --------       ----------       -------          ------------
2PO       $        0.00   $      0.00   $         0.00       % 0.000000000
2A1       $   17,514.96   $      0.00   $    17,514.96       % 6.749999928
2A2       $  448,162.87   $      0.00   $   448,162.87       % 6.750000039
2A3       $  704,912.31   $      0.00   $   704,912.31       % 6.750000028
2A4       $  123,238.13   $      0.00   $   123,238.13       % 6.750000274
2A5       $   90,759.38   $      0.00   $    90,759.38       % 6.750000372
2A6       $  134,502.09   $      0.00   $   134,502.09       % 6.487499819
2A7       $   52,090.41   $      0.00   $    52,090.41       % 7.537500543
2A8       $  182,812.50   $      0.00   $   182,812.50       % 6.750000000
2M        $   33,937.84   $      0.00   $    33,937.84       % 6.750000087
2B1       $   14,675.67   $      0.00   $    14,675.67       % 6.749999715
2B2       $    8,256.82   $      0.00   $     8,256.82       % 6.749999039
2B3       $    7,337.84   $      0.00   $     7,337.84       % 6.750004341
2B4       $    3,668.92   $      0.00   $     3,668.92       % 6.750004289
2B5       $    5,504.32   $      0.00   $     5,504.32       % 6.749998467

20.     Principal Distribution Amount:                        $      859,874.44
                                                                ----------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution      Accrual Amount
        Class 2PO                $             159.22       $          0.00
        Class 2A1                $          86,373.83       $          0.00
        Class 2A2                $         330,712.30       $          0.00
        Class 2A3                $         432,572.92       $          0.00
        Class 2A4                $               0.00       $          0.00
        Class 2A5                $               0.00       $          0.00
        Class 2A6                $               0.00       $          0.00
        Class 2A7                $               0.00       $          0.00
        Class 2A8                $               0.00       $          0.00
        Class SUP2               $               0.00       $          0.00
        Class 2M                 $           4,650.83       $          0.00
        Class 2B1                $           2,011.15       $          0.00
        Class 2B2                $           1,131.51       $          0.00
        Class 2B3                $           1,005.58       $          0.00
        Class 2B4                $             502.79       $          0.00
        Class 2B5                $             754.31       $          0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                            $          0.00
                                                               -------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                            $          0.00
                                                               -------------

24.     Subordinate Certificate Writedown Amount:           $          0.00
                                                               -------------

                                                      Accumulative
                Class       Supported Shortfall   Supported Shortfall
                 2B1        $             0.00     $             0.00
                 2B2        $             0.00     $             0.00
                 2B3        $             0.00     $             0.00
                 2B4        $             0.00     $             0.00
                 2B5        $             0.00     $             0.00

25.     Unanticipated Recoveries:                           $           0.00
                                                               --------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  2A6                %      6.48749982
         Class  2A7                %      7.53750054

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-2B1                                  X
         Class-2B2                                  X
         Class-2B3                                  X
         Class-2B4                                  X
         Class-2B5                                  X

 2.     Base Servicing Fee amount:                              $  65,833.04
                                                                 ------------

 3.     Supplemental Servicing Fee amount:                      $ 124,437.79
                                                                 ------------

 4.     Credit Losses for prior month:                          $       0.00
                                                                 ------------

                                             Category A  Category B   Category C
 5.     Senior Percentage:           %N/A        N/A        N/A           N/A
                                      ----    -------    -------    ----------

 6.     Group I Senior Percentage:
                                     %N/A        N/A        N/A           N/A
                                      ----    -------    -------    ----------

 7.     Group II Senior Percentage:
                                     %N/A        N/A        N/A           N/A
                                      ----    -------    -------    ----------

 8.     Senior Prepayment Percentage:
                                     %N/A        N/A        N/A           N/A
                                      ----    -------    -------    ----------

 9.     Group I Senior Prepayment
        Percentage:                  %N/A        N/A        N/A           N/A
                                      ----    -------    -------    ----------

 10.    Group II Senior Prepayment
        Percentage:                  %N/A        N/A        N/A           N/A
                                      ----    -------    -------    ----------

 11.    Junior Percentage:           %N/A
                                      ----

 12.    Junior Prepayment Percentage:
                                     %N/A
                                      ----

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.


                                            By:  /s/ Mike Whiting
                                            -------------------------------
                                            Name:    Mike Whiting
                                            Title:   Vice President,
                                                     Escrow Operations